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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2002

KEYSTONE PROPERTY TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-12514 (Commission File Number)	84-1246585 (IRS Employer Identification No.)

200 Four Falls Corporate Center, Suite 208
West Conshohocken, PA 19428
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code:
 (484) 530-1800

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)
EXHIBITS

99.1	Chief Executive Officer Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.2	Chief Financial Officer Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

ITEM 9.    REGULATION FD DISCLOSURE

        On November 14, 2002, Keystone Property Trust (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 with the Securities and Exchange Commission.

        The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEYSTONE PROPERTY TRUST
Date: November 14, 2002	By:	/s/ JEFFREY E. KELTER Jeffrey E. Kelter President and Chief Executive Officer
Date: November 14, 2002	By:	/s/ TIMOTHY E. MCKENNA Timothy E. McKenna Senior Vice President and Chief Financial Officer
Date: November 14, 2002	By:	/s/ J. PETER LLOYD J. Peter Lloyd Vice President and Corporate Controller

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES